UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: January 6, 2015
(Date of earliest event reported)

SUN COMMUNITIES, INC.
(Exact name of registrant as specified in its charter)

Maryland	1-12616	38-2730780
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

27777 Franklin Rd.
Suite 200
Southfield, Michigan	48034
(Address of Principal Executive Offices)	(Zip Code)

(248) 208-2500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets

On January 6, 2015, Sun Communities, Inc. (the “Company”), through its operating subsidiary Sun Communities Operating Limited Partnership ("SCOLP"), acquired 26 manufactured housing communities and associated manufactured homes and notes receivable (the closing of such acquisition being referred to herein as the “Second Closing”) from Green Courte Real Estate Partners II, LLC, Green Courte Real Estate Partners III, LLC and certain of their affiliated entities (collectively, “Sellers”). The Second Closing follows the Company’s previously-announced acquisition of 31 manufactured housing communities from the Sellers on November 26, 2014. The acquisition of all such communities is referred to herein as the “Acquisition.”

The aggregate consideration for the communities acquired in the Second Closing was $742.9 million, consisting of:

•	the assumption of $270.8 million of debt (as described in more detail below),

•	the payment of $107.0 million in cash,

•	the Company’s issuance of 4,377,072 shares of its common stock (the “Second Closing Common Shares”), at an issuance price of $50.00 per share, and

•
the Company’s issuance of 5,847,234 shares of 6.50% Series A-4 Cumulative Convertible Preferred Stock (the “Second Closing Series A-4 Preferred Shares,” and together with the Second Closing Common Shares, the “Second Closing Shares”), at an issuance price of $25.00 per share.

At the Second Closing, the Company assumed $270.8 million of mortgage debt on 25 communities. Immediately after the Second Closing, the Company refinanced approximately $120.9 million of the mortgage debt on 13 of these communities, generating excess proceeds of $126.0 million, at a weighted average interest rate of 3.87% per annum and a weighted average term of 14.1 years. The remaining assumed debt has a weighted average interest rate of 5.74% and a weighted average remaining term of 6.32 years.

At the Second Closing, the Company issued and sold to Green Courte Real Estate Partners III, LLC (“GCREP III”), 150,000 shares of common stock (the “PIPE Common Shares”), at a purchase price of $50.00 per share, and SCOLP issued and sold to GCREP III 200,000 Series A-4 Preferred Units (the “PIPE Preferred Units”, and together with the PIPE Common Shares, the “PIPE Securities”), which represent preferred partnership interests in SCOLP, at a purchase price of $25.00 per unit. GCREP III has exercised an option to purchase up to an additional 450,000 shares of the Company’s common stock, at a purchase price of $50.00 per share, and 600,000 Series A-4 Preferred Units, at a purchase price of $25.00 per unit, or such lesser amount as may be required so as to not trigger an obligation by the Company to obtain stockholder approval of the Acquisition and related transactions and any related agreement under applicable New York Stock Exchange Rules (collectively, the “Option Securities”). The sale of the Option Securities will occur on January 23, 2015.

All of the securities issued in the Second Closing are effectively subject to a six-month lock-up period from January 6, 2015, except that the securities as to which Randall K. Rowe or James R. Goldman has a direct or indirect pecuniary interest will be subject to a 12-month lock-up period from January 6, 2015.

The foregoing description of the Second Closing does not purport to be complete and is subject to, and qualified in its entirety by, the full text of an Omnibus Agreement, two Agreements and Plans of Merger, and a Subscription Agreement, copies of which are incorporated by reference into this Report as Exhibits 2.1 through 2.4 and the terms of which are incorporated by reference herein.

Item 3.02	Unregistered Sales of Equity Securities.

At the Second Closing on January 6, 2015, the Company issued to the Sellers the 4,377,072 Second Closing Common Shares at an issuance price of $50.00 per share and the 5,847,234 Second Closing Series A-4 Preferred Shares at an issuance price of $25.00 per share. All of such securities were issued as consideration for sale by the Sellers to SCOLP of the manufactured housing communities and related assets purchased at the Second Closing.

Also at the Second Closing on January 6, 2015, the Company issued and sold to GCREP III the 150,000 PIPE Common Shares, for an aggregate cash purchase price of $7,500,000 and SCOLP issued and sold to GCREP III the 200,000 PIPE Preferred Units for an aggregate cash purchase price of $5,000,000.

The issuance by the Company and SCOLP of the Second Closing Shares and the PIPE Securities was made in reliance upon the exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and/or Regulation D, as promulgated by the Securities and Exchange Commission under the Securities Act, based upon the following: (a) the Sellers confirmed to the Company and SCOLP that they are “accredited investors” (as defined in Rule 501 of Regulation D promulgated under the Securities Act), and (b) each Seller acknowledged that all securities being purchased were being purchased for investment intent and were “restricted securities” for purposes of the Securities Act, and agreed to transfer such securities only in a transaction registered under the Securities Act or exempt from registration under the Securities Act.

The Second Closing Series A-4 Preferred Shares are convertible into shares of the Company’s common stock. The description of such conversion rights set forth in Item 5.03 of the Company’s Current Report on Form 8-K dated November 25, 2014 is incorporated herein by reference.

The PIPE Preferred Units are exchangeable for shares of the Company’s common stock or common OP units issued by SCOLP. The description of such exchange rights set forth in Item 1.01 of the Company’s Current Report on Form 8-K dated November 25, 2014 is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

Effective January 6, 2015, the Board of Directors (the “Board”) of the Company increased the number of members of the Board from seven to ten, as permitted under the Company’s bylaws, and appointed Randall K. Rowe, James R. Goldman and Ronald A. Klein to serve as directors of the Company until the annual meeting of the Company’s stockholders to be held in 2015 and until their successors are elected and qualify. In addition, Mr. Rowe has been appointed to the Executive Committee of the Board; Mr. Goldman has been appointed to the Audit Committee of the Board and has been designated as an audit committee financial expert; and Mr. Klein has been appointed to the Nominating and Corporate Governance Committee of the Board.

Mr. Rowe, age 60, served as Chairman of the board of directors of American Land Lease, Inc. from 2009 until January 6, 2015. Since 2002, Mr. Rowe has been the Chairman of Green Courte Partners, LLC (“GCP”), a private equity firm focusing on the ownership and operation of manufactured housing communities, retail and mixed-use properties, and parking assets. Mr. Rowe was a Co-Founder and Chairman of Transwestern Investment Company, LLC from 1996 to 2002. From 1997 to 2002, Mr. Rowe was Chairman and Chief Executive Officer of Hometown America, LLC, a large owner of manufactured housing communities that owned 14,000 home sites. Mr. Rowe holds a B.A. from Denison University, an M.B.A. from Harvard University and a J.D. from the University of Michigan.

Mr. Goldman, age 55, served as a director of American Land Lease, Inc. from 2009 until January 6, 2015. Since 2003, Mr. Goldman has been the Chief Investment Officer of GCP, a Managing Director of GCP from 2003 through 2009 and Vice Chairman of GCP since 2009. From January 2002 through June 2003, Mr. Goldman was a Managing Director with J.R. Goldman & Co., a real estate consulting and advisory company. From 1993 to 2002, Mr. Goldman worked as an investment banker with Alex. Brown & Sons, PaineWebber and Mercury Partners. In his investment banking career, Mr. Goldman participated in numerous transactions for public and private REITs, including offerings of common stock, perpetual and convertible preferred stock, and unsecured debt. In addition, Mr. Goldman has served as the principal advisor on a variety of REIT mergers and acquisitions and other advisory assignments. Prior to commencing his career as an investment banker in 1993, Mr. Goldman had worked as a corporate and securities/business tax attorney with DLA Piper and as an accountant with Ernst & Young LLP. Mr. Goldman holds a B.S.B.A. from Old Dominion University and a J.D. from the College of William & Mary.

Mr. Klein, age 56, has served as a director and Chief Executive Officer of Origen Financial, Inc. ("Origen"), a mortgage REIT specializing in manufactured housing loans, and its predecessor since February 1999. Since April 2010, he has been a director of Talmer Bancorp, Inc. (Nasdaq: TLMR) and Talmer Bank. Mr. Klein is also actively involved with several closely-held companies in the real estate industry and the technology industry. He is a graduate of the University of Michigan Law School.

Mr. Rowe and Mr. Goldman were appointed to the Board by agreement of the Company in connection with the Second Closing. There is no agreement or understanding between Mr. Klein and any other person pursuant to which he was appointed to the Board.

Mr. Rowe is a beneficial owner of certain of the Sellers and each of Mr. Rowe and Mr. Goldman is an officer and director of certain of the Sellers. Other than the Acquisition, the issuance of the PIPE Securities and the purchase of the Option Securities, since January 1, 2014, none of Mr. Rowe, Mr. Goldman or their respective affiliates, have entered into any transaction with the Company, and there is no currently proposed transaction between any such parties.

The Company owns approximately 19% of Origen's outstanding common stock and Gary A. Shiffman, the Company's Chairman and Chief Executive Officer, is a director of Origen. Since January 1, 2014, neither Mr. Klein, nor any of his affiliates, has entered into any transaction with the Company, and there is no currently proposed transaction between any such parties.

Item 8.01	Other Events.

On January 6, 2015, the Company issued a press release, furnished as Exhibit 99.1 and incorporated herein by reference, announcing the Second Closing.

On January 7, 2015, the Company filed a prospectus supplement to register under the Securities Act of 1933, as amended, pursuant to the Company's effective shelf registration statement on Form S-3 (Registration No. 333-181315) the offer and sale from time to time by the selling stockholders named therein of up to 8,590,000 shares of the Company’s common stock and 6,330,551 Series A-4 Preferred Shares. All of such securities were issued directly in the Acquisition and the PIPE Transaction or are issuable upon the conversion or exchange of other securities issued in the Acquisition and the PIPE Transaction.

The information contained in this Item 8.01 on Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
2.1
Omnibus Agreement, dated July 30, 2014, by and among Green Courte Real Estate Partners, LLC, GCP REIT II, GCP REIT III, American Land Lease, Inc., Asset Investors Operating Partnership, L.P., Sun Communities, Inc., Sun Communities Operating Limited Partnership and Sun Home Services, Inc.*
Incorporated by reference to Sun Communities, Inc.'s Current Report on Form 8-K dated July 30, 2014
2.2	Agreement and Plan of Merger, dated July 30, 2014, by and among Sun Communities, Inc., Sun Maryland, Inc. and GCP REIT II*	Incorporated by reference to Sun Communities, Inc.'s Current Report on Form 8-K dated July 30, 2014
2.3	Agreement and Plan of Merger, dated July 30, 2014, by and among Sun Communities, Inc., Sun Maryland, Inc. and GCP REIT II*	Incorporated by reference to Sun Communities, Inc.'s Current Report on Form 8-K dated July 30, 2014
2.4	Subscription Agreement, dated July 30, 2014, by and among Green Court Real Estate Partners III, LLC, Sun Communities, Inc., and Sun Communities Operating Limited Partnership	Incorporated by reference to Sun Communities, Inc.'s Current Report on Form 8-K dated July 30, 2014
5.1	Opinion of Ober, Kaler, Grimes & Shriver, a Professional Corporation	Filed herewith.
8.1	Opinion of Jaffe, Raitt, Heuer & Weiss, Professional Corporation	Filed herewith.
12.1	Calculation of Earnings to Combined Fixed Charges and Preferred Stock Dividends	Filed herewith.
23.1	Consent of Ober, Kaler, Grimes & Shriver, a Professional Corporation	Included in Exhibit 5.1 filed herewith.
23.2	Consent of Jaffe, Raitt, Heuer & Weiss, Professional Corporation	Included in Exhibit 8.1 filed herewith.
99.1	Press Release, dated January 6, 2015	Filed herewith.

* Certain schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K because such schedules and exhibits do not contain information which is material to an investment decision or which is not otherwise disclosed in the filed agreements. The Company will furnish the omitted schedules and exhibits to the Securities and Exchange Commission upon request by the Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SUN COMMUNITIES, INC.
Dated: January 12, 2015	By:	/s/ Karen J. Dearing
Karen J. Dearing, Executive Vice President, Chief Financial Officer, Secretary and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
2.1
Omnibus Agreement, dated July 30, 2014, by and among Green Courte Real Estate Partners, LLC, GCP REIT II, GCP REIT III, American Land Lease, Inc., Asset Investors Operating Partnership, L.P., Sun Communities, Inc., Sun Communities Operating Limited Partnership and Sun Home Services, Inc.*
Incorporated by reference to Sun Communities, Inc.'s Current Report on Form 8-K dated July 30, 2014
2.2	Agreement and Plan of Merger, dated July 30, 2014, by and among Sun Communities, Inc., Sun Maryland, Inc. and GCP REIT II*	Incorporated by reference to Sun Communities, Inc.'s Current Report on Form 8-K dated July 30, 2014
2.3	Agreement and Plan of Merger, dated July 30, 2014, by and among Sun Communities, Inc., Sun Maryland, Inc. and GCP REIT II*	Incorporated by reference to Sun Communities, Inc.'s Current Report on Form 8-K dated July 30, 2014
2.4	Subscription Agreement, dated July 30, 2014, by and among Green Court Real Estate Partners III, LLC, Sun Communities, Inc., and Sun Communities Operating Limited Partnership	Incorporated by reference to Sun Communities, Inc.'s Current Report on Form 8-K dated July 30, 2014
5.1	Opinion of Ober, Kaler, Grimes & Shriver, a Professional Corporation	Filed herewith.
8.1	Opinion of Jaffe, Raitt, Heuer & Weiss, Professional Corporation	Filed herewith.
12.1	Calculation of Earnings to Combined Fixed Charges and Preferred Stock Dividends	Filed herewith.
23.1	Consent of Ober, Kaler, Grimes & Shriver, a Professional Corporation	Included in Exhibit 5.1 filed herewith.
23.2	Consent of Jaffe, Raitt, Heuer & Weiss, Professional Corporation	Included in Exhibit 8.1 filed herewith.
99.1	Press Release, dated January 6, 2015	Filed herewith.

*Certain schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K because such schedules and exhibits do not contain information which is material to an investment decision or which is not otherwise disclosed in the filed agreements. The Company will furnish the omitted schedules and exhibits to the Securities and Exchange Commission upon request by the Commission.